EXHIBIT 10.13

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE (I) ARE SUBJECT TO THE RESTRICTIONS ON TRANSFER AND OTHER TERMS CONTAINED IN A SUBSCRIPTION AGREEMENT DATED MARCH 11, 2003, BETWEEN THE COMPANY AND THE HOLDER OF THIS WARRANT (A COPY OF WHICH IS AVAILABLE WITHOUT CHARGE FROM THE COMPANY), AND (II) HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT WITH RESPECT TO THE SECURITIES EVIDENCED BY THIS CERTIFICATE, FILED AND MADE EFFECTIVE UNDER THE SECURITIES ACT OF 1933 AND SUCH APPLICABLE STATE SECURITIES LAWS, OR UNLESS THE COMPANY RECEIVES AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY TO THE EFFECT THAT REGISTRATION UNDER SUCH ACT AND SUCH APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED."

                                 TURBOWORX, INC.

                                    No. SCA-l

                      WARRANT TO SUBSCRIBE FOR COMMON STOCK

                               STOCK SUBSCRIPTION

                                     WARRANT

                                  MARCH 11,2003

                         Not Transferable or Exercisable
                     Except Upon Conditions Herein Specified

         THIS CERTIFIES that for value received, Scientific Computing Associates, Inc. (the "Subscriber"), a corporation with an address at One Century Tower, 265 Church Street, New Haven, Connecticut 06510, is entitled to subscribe for and purchase from TURBOWORX, INC., a Delaware corporation (the "Company"), that number of shares of Common Stock, $.001 par value per share of the Company as is determined in accordance with Section 1 hereof ("Warrant Stock"), at the exercise price per share determined as provided in Section 1 hereof (such price from time to subject to adjustment in accordance with Section 4 hereof and hereinafter called the "Warrant Price"), at any time or from time to time during the applicable period set forth in Section 1 hereof.

         This Warrant is issued pursuant to, and is subject to, that certain Subscription Agreement, dated as of March II, 2003, by and between the Company and the Subscriber (the "Subscription by the legal holder hereof at the principal office of the Company. Capitalized terms not otherwise defined herein shall have the meanings set forth in the Subscription Agreement.

         SECTION 1. Calculation of Warrant Stock; Exercise Price; Term.

         (a) Except as otherwise provided herein, the number of shares of Warrant Stock and the term of exercise shall be calculated as provided below:

                  (i) At the end of the first calendar quarter during which gross revenues to the Company (as calculated from the date of incorporation, in accordance with generally accepted accounting principles, "Gross Revenues") are equal to or greater than $10,000,000, this Warrant shall be exercisable for that number of shares of Warrant Stock as equals one percent (1%) of the issued and outstanding shares of Common Stock of the Company as of such time. The Subscriber may exercise this Warrant to purchase any Warrant Stock available for exercise pursuant to this Section l(a)(i) at any time or from time to time during the period from the date of calculation thereof to the date that is seven
(7) years thereafter.

                  (ii) At the end of the first calendar quarter during which Gross Revenues are equal to or greater than $20,000,000, this Warrant shall be exercisable for that number of shares of Warrant Stock which, when added to the amount of Warrant Stock set forth in Section 1 (a)(i) above, if any, shall equal two percent (2%) of the issued and outstanding shares of Common Stock of the Company as of such time. The Subscriber may exercise this Warrant to purchase any additional Warrant Stock available for exercise pursuant solely to this Section l(a)(ii) at any time or from time to time during the period from the date of calculation thereof to the date that is seven (7) years thereafter.

                  (iii) At the end of the first calendar quarter during which Gross Revenues are equal to or greater than $30,000,000, this Warrant shall be exercisable for that number of shares of Warrant Stock which, when added to the amount of Warrant Stock set forth in Sections 1(a)(1) and l(a)(ii) above, if any, shall equal three percent (3%) of the issued and outstanding shares of Common Stock of the Company as of such time. The Subscriber may exercise this Warrant to purchase any additional Warrant Stock available for exercise pursuant solely to this Section 1(a)(iii) at any time or from time to time during the period from the date of calculation thereof to the date that is seven (7) years thereafter.

                  (iv) At the end of the first calendar quarter during which Gross Revenues are equal to or greater than $40,000,000, this Warrant shall be exercisable for that number of shares of Warrant Stock which, when added to the amount of Warrant Stock set forth in Sections l(a)(i) through 1 (a)(iii) above, if any, shall equal four percent (4%) of the issued and outstanding shares of Common Stock of the Company as of such time. The Subscriber may exercise this Warrant to purchase any additional Warrant Stock available for exercise pursuant solely to this Section l(a)(iv) at any time or from time to time during the period from the date of calculation thereof to the date that is seven (7) years thereafter.

                  (v) At the end of the first calendar quarter during which Gross Revenues are equal to or greater than $50,000,000, this Warrant shall be exercisable for that number of shares of Warrant Stock which, when added to the amount of Warrant Stock set forth in Sections l(a)(i) through 1 (a)(iv) above, if any, shall equal five percent (5%) of the issued and outstanding shares of Common Stock of the Company as of such time, The Subscriber may exercise this Warrant to purchase any additional Warrant Stock available for exercise pursuant solely to this Section I (a)(v) at any time or from time to time during the period from the date of calculation thereof to the date that is seven (7) years thereafter.

                  (vi) At the end of the first calendar quarter during which Gross Revenues are equal to or greater than $60,000,000, this Warrant shall be exercisable for that number of shares of Warrant Stock which, when added to the amount of Warrant Stock set forth in Sections 1 (a)(i) through 1 (a)(v) above, if any, shall equal six percent (6%) of the issued and outstanding shares of Common Stock of the Company as of such time. The Subscriber may exercise this Warrant to purchase any additional Warrant Stock available for exercise pursuant solely to this Section 1 (a)(vi) at any time or from time to time during the period from the date of calculation thereof to the date that is seven (7) years thereafter.

                  (vii) At the end of the first calendar quarter during which Gross Revenues are equal to or greater than $70,000,000, this Warrant shall be exercisable for that number of shares of Warrant Stock which, when added to the amount of Warrant Stock set forth in Sections 1 (a)(i) through 1(a)(vi) above, if any, shall equal seven percent (7%) of the issued and outstanding shares of Common Stock of the Company as of such time. The Subscriber may exercise this Warrant to purchase any additional Warrant Stock available for exercise pursuant solely to this Section 1 (a)(vii) at any time or from time to time during the period from the date of calculation thereof to the date that is seven (7) years thereafter.

                  (viii) At the end of the first calendar quarter during which Gross Revenues are equal to or greater than $80,000,000, this Warrant shall be exercisable for that number of shares of Warrant Stock which, when added to the amount of Warrant Stock set forth in Sections l(a)(i) through 1 (a)(vii) above, if any, shall equal eight percent (8%) of the issued and outstanding shares of Common Stock of the Company as of such time. The Subscriber may exercise this Warrant to purchase any additional Warrant Stock available for exercise pursuant solely to this Section 1 (a)(viii) at any time or from time to time during the period from the date of calculation thereof to the date that is seven (7) years thereafter.

                  (ix) At the end of the first calendar quarter during which Gross Revenues are equal to or greater than $90,000,000, this Warrant shall be exercisable for that number of shares of Warrant Stock which, when added to the amount of Warrant Stock set forth in Sections 1 (a)(i) through l(a)(viii) above, if any, shall equal nine percent (9%) of the issued and outstanding shares of Common Stock of the Company as of such time. The Subscriber may exercise this Warrant to purchase any additional Warrant Stock available for exercise pursuant solely to this Section l(ix) at any time or from time to time during the period from the date of calculation thereof to the date that is seven (7) years thereafter.

                  (x) At the end of the first calendar quarter during which Gross Revenues are equal to or greater than $100,000,000, this Warrant shall be exercisable for that number of shares of Warrant Stock which, when added to the amount of Warrant Stock set forth in Sections l(a)(i) through I (a)(ix) above, if any, shall equal ten percent (10%) of the issued and outstanding shares of Common Stock of the Company as of such time. The Subscriber may exercise this Warrant to purchase any additional Warrant Stock available for exercise pursuant solely to this Section 1(j) at any time or from time to time during the period from the date of calculation thereof to the date that is seven (7) years thereafter.

         (b) Notwithstanding anything herein to the contrary, in the event that that certain License Agreement, dated as of March 11, 2003, by and between the Company and the undersigned (the "License Agreement") is terminated by the undersigned, this Warrant shall be exercisable only for the number of shares of Warrant Stock, if any, calculated in accordance with Section 1(a) hereof, for any revenue milestones achieved prior to the effective date of termination of the License Agreement.

         (c) Notwithstanding anything herein to the contrary, in the event that the License Agreement is terminated by the Company pursuant to Section 9.2(d) thereof, the Warrant Stock and the term of exercise of this Warrant shall be calculated as provided below:

                  (i) This Warrant shall be immediately exercisable for that number of shares of Warrant Stock as equals one percent (1%) of the issued and outstanding shares of Common Stock of the Company as of the effective date of such termination and the undersigned may exercise this Warrant to purchase any Warrant Stock available for exercise pursuant to this Section l(c)(i) at any time or from time to time during the period from the effective date of termination of the License Agreement to the date that is seven (7) years thereafter.

                  (ii) Each of the percentages of stock set forth in Section 1(a)(i) through 1(a)(ix) shall be increased by one percent (1%), except that no shares of Warrant Stock shall issue based upon Gross Revenues equal to or greater than two times the Gross Revenues as of the effective date of termination of the License Agreement plus $5,000,000.

         (d) Notwithstanding anything herein to the contrary, in the event that at any time during which the License Agreement is in effect: (i) a Change of Control (as hereinafter defined) is effected; or (ii) the Company consummates a Qualified IPO (as hereinafter defined), the number of shares of Warrant Stock for which this warrant may be exercised shall equal that number of shares of Warrant Stock which, when added to the amounts of Warrant Stock for which this Warrant could be exercised prior to such date, equals ten percent (10%) of the issued and outstanding Common Stock of the Company immediately prior to the effective date of such event. For purposes hereof:

         "Change of Control" shall mean (i) a consolidation or merger of the Company with or into any other entity or any other transaction in which the holders of the Company's outstanding shares immediately before such consolidation, merger or other transaction do not, immediately after such consolidation, merger or other transaction, retain stock or other equity interests representing a majority of the voting power of the surviving entity of such consolidation or merger; or (ii) a sale, lease, exclusive license or other disposition of all or substantially all of the assets or intellectual property of the Company.

         "Qualified IPO" shall mean the closing of a firm commitment underwritten public offering pursuant to an effective registration statement filed under the Securities Act of 1933, as amended, covering the offer and sale of Common Stock for the account of the Company in which the aggregate net proceeds of such public offering (after deduction of underwriters' discounts and commissions) equals or exceeds $15,000,000 and where the pre-money equity market capitalization of the Corporation equals or exceeds $90,000,000.

         (e) The Warrant Price for the Warrant Stock as calculated in accordance with Sections 1(a), 1 (b), 1(c) or 1(d) above, as applicable, shall equal the exercise price applicable to the most recent option for the Company's Common Stock granted to any employee or consultant of the Company prior to the time of the applicable Warrant Stock calculation.

         (f) The Company shall, within ten (10) days of receipt of any written request by the Subscriber therefor, provide to the Subscriber a writing evidencing: (i) the number of shares of Warrant Stock for which this Warrant may be exercised as of the date of such writing; and (ii) the Warrant Price applicable thereto.

         SECTION 2. EXERCISE OF WARRANT. The rights represented by this Warrant may be exercised by the holder hereof in whole at any time or in part from time to time during the applicable term set forth in Section 1 hereof, but not as to a fractional share of Warrant Stock, by the surrender of this Warrant (properly endorsed) at the office of the Company, at One Century Tower, 265 Church Street, New Haven, Connecticut 06510 (or at such other agency or office of the Company in the United States of America as it may designate by notice in writing to the holder hereof at the address of such holder appearing on the books of the Company), and by payment to the Company of the Warrant Price in cash or by certified or cashier's check or wire transfer for each share being purchased.

         Notwithstanding anything herein to the contrary, in lieu of exercising this Warrant as hereinabove permitted, the Subscriber may elect to receive shares of Warrant Stock equal to the value (as determined below) of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the principal office of the Company, together with the properly endorsed Subscription Form, in which event the Company shall issue to the Subscriber that number of shares of Warrant Stock computed using the following formula:

                               SAS = WS x (CP-EP)
                               ------------------
                                       CP

Where:

         SAS equals the number of shares of Warrant Stock to be issued to the Subscriber; and

         WS equals the number of shares of Warrant Stock purchasable under the Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being exercised (at the date of such calculation); and

         CP equals the Closing Price (as hereinafter defined) as of the date of exercise. "Closing Price" on any day shall mean, in the absence of an established market for the Company's Common Stock, the valuation per share as determined in good faith by the Board of Directors; provided, however, that where there exists a public market for the Common Stock at the time of such exercise, the Closing Price per share shall be equal to the average of the closing bid and asked prices of the Common Stock quoted in the Over-The-Counter Market Summary or the last reported sale price of the Common Stock or the closing price quoted on the NASDAQ National Market System or on any exchange on which the Common Stock is listed, whichever is applicable, as published in The Wall Street Journal for the five

                  (5) trading days prior to the date of determination of the Closing Price. Notwithstanding the foregoing, in the event the Warrant is exercised in connection with the Company's initial public offering of Common Stock, the Closing Price per share shall be equal to the per share offering price to the public of the Common Stock issued in the initial public offering; and

         EP       equals  the  per  share   exercise  price  (as  calculated  in
                  accordance with Section 1 hereof).

         In the event of any exercise of the rights represented by this Warrant, a certificate or certificates for the shares of Warrant Stock so purchased, registered in the name of the holder, shall be delivered to the holder hereof within a reasonable time, not exceeding twenty-five (25) days, after the rights represented by this Warrant shall have been so exercised; and, unless this Warrant has expired, a new Warrant of like tenor representing the number of shares, if any, with respect to which this Warrant shall not then have been exercised shall also be issued to the holder hereof within such time. The person in whose name any certificate for shares of Warrant Stock is issued upon exercise of this Warrant shall for all purposes be deemed to have become the holder of record of such shares on the date on which the Warrant was surrendered and payment of the Warrant Price and any applicable taxes was made, irrespective of the date of delivery of such certificate, except that, if the date of such surrender and payment is a date when the stock transfer books of the Company are closed, such person shall be deemed to have become the holder of such shares at the close of business on the next succeeding date on which the stock transfer books are open. The Company shall pay any issue tax imposed on exercise of this Warrant for Warrant Stock, provided, however, that the Subscriber shall be required to pay any and all taxes which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the Subscriber as reflected upon the books of the Company.

         Notwithstanding the foregoing or anything to the contrary herein, this Warrant may be exercised only upon the delivery to the Company of any certificates, legal opinions, or other documents reasonably requested by the Company or its counsel to satisfy the Company and its counsel that the proposed exercise of this Warrant may be effected without registration under the Securities Act of 1933, as amended. The Holder shall not be entitled to exercise this Warrant, or any part hereof, unless and until such certificates, legal opinions or other documents are reasonably acceptable to the Company and its counsel.

         SECTION 3. COVENANTS AS TO WARRANT STOCK. The Company covenants and agrees that all shares of Warrant Stock that may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be validly issued, fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issue thereof. The Company further covenants and agrees that the Company will at all times have authorized and reserved, free from preemptive rights, a sufficient number of shares of its Warrant Stock to provide for the exercise of the rights represented by this Warrant. The Company further covenants and agrees that if any shares of capital stock to be reserved for the purpose of the issuance of shares upon the exercise of this Warrant require registration with or approval of any governmental authority under any Federal or State law before such shares may be validly issued or delivered upon exercise, then the Company will in good faith and as expeditiously as possible endeavor to secure such registration or approval, as the case may be. If and so long as the Warrant Stock issuable upon the exercise of this Warrant is listed on any national securities exchange, the Company will, if permitted by the rules of such exchange, list and keep listed on such exchange, upon official notice of issuance, all shares of such Warrant Stock issuable upon exercise of this Warrant.

         SECTION 4. ADJUSTMENT OF NUMBER OF SHARES. Upon each adjustment of the Warrant Price as provided in Section 5, the holder of this Warrant shall thereafter be entitled to purchase, at the Warrant Price resulting from such adjustment, the number of shares (calculated to the nearest tenth of a share) obtained by multiplying the Warrant Price in effect immediately prior to such adjustment by the number of shares purchasable pursuant hereto immediately prior to such adjustment and dividing the product thereof by the Warrant Price resulting from such adjustment.

         SECTION 5. ADJUSTMENT OF WARRANT PRICE. The Warrant Price and the securities purchasable upon exercise of this Warrant shall be subject to adjustment from time to time as follows:

                  (i) If, at any time during the Term of this Warrant but after a calculation of Warrant Stock, the number of shares of Common Stock of the Company outstanding is increased by a stock dividend payable in shares of Common Stock or by a subdivision or split-up of shares of Common Stock, then, following the record date fixed for the determination of holders of Common Stock entitled to receive such stock dividend, subdivision or split-up, the Warrant Price shall be appropriately decreased so that the number of shares of Warrant Stock issuable upon the exercise hereof shall be increased in proportion to such increase in outstanding shares.

PAGE 8 MISSING

                  (ii) In any case in which the provision of this Section 5 shall require that an adjustment shall become effective immediately after a record date for an event, the Company may defer until the occurrence of such event issuing to the holder of all or any part of this Warrant which is exercised after such record date and before the occurrence of such event the additional shares of capital stock issuable upon such exercise by reason of the adjustment required by such event over and above the shares of capital stock issuable upon such exercise before giving effect to such adjustment exercise; provided, however, that the Company shall deliver to such holder a due bill or other appropriate instrument evidencing such holder's right to receive such additional shares upon the occurrence of the event requiring such adjustment.

                  (iii) The sale or other disposition of any Warrant Stock theretofore held in the treasury of the Company shall be deemed to be an issuance thereof.

         SECTION 6. STOCKHOLDER RIGHTS. Except as specifically provided for in this Warrant, this Warrant shall not entitle the holder hereof to any voting rights or other rights as a stockholder of the Company. Upon exercise of this Warrant and at the request of the Company, the holder hereof shall execute a joinder agreement whereby it will become a party to such other agreements between the Company and its shareholders as may be in effect at such time.

         SECTION 7. TRANSFER OF WARRANT. Subject to the provisions of the Subscription Agreement, this Warrant and all rights hereunder are transferable, in whole or in part, but only upon surrender of this Warrant properly endorsed. Each taker and holder of this Warrant, by taking or holding the same, consents and agrees that this Warrant, when endorsed, in blank, shall be deemed negotiable, and when so endorsed the holder hereof may be treated by the Company and all other persons dealing with this Warrant as the absolute owner hereof for any purposes and as the person entitled to exercise the rights represented by this Warrant, or to the transfer hereof on the books of the Company, any notice to the contrary notwithstanding; but until such transfer on such books, the Company may treat the registered holder hereof as the owner hereof for all purposes.

         SECTION 8. EXCHANGE OF WARRANT. This Warrant is exchangeable, upon surrender hereof by the holder hereof at the office or agency of the Company designated in Section 2 hereof, for new Warrants of like tenor representing in the aggregate the right to subscribe for and purchase the number of shares which may be subscribed for and purchased hereunder, each of such new Warrants to represent the right to subscribe for and purchase such number of shares as shall be designated by said holder hereof at the time of such surrender.

         SECTION 9. LOST, STOLEN, MUTILATED OR DESTROYED WARRANT. If this Warrant is lost, stolen, mutilated or destroyed, the Company may, on such terms as to indemnity or otherwise as it may in its discretion impose (which shall, in the case of a mutilated Warrant, include the surrender thereof), issue a new Warrant of like denomination and tenor as the Warrant so lost, stolen, mutilated or destroyed. Any such new Warrant shall constitute an original contractual obligation of the Company, whether or not the allegedly lost, stolen, mutilated or destroyed Warrant shall be at any time enforceable by anyone.

         SECTION 10. FRACTIONAL SHARES. Fractional shares shall not be issued upon the exercise of this Warrant, but in any case where the Subscriber would, except for the provisions of this Section 10, be entitled under the terms hereof to receive a fractional share upon the complete exercise of this Warrant, the Company shall, upon the exercise of this Warrant for the largest number of whole shares then called for, cancel this Warrant and pay a sum in cash equal to the value of such fractional share (determined in such reasonable manner as may be prescribed in good faith by the Board of Directors of the Company).

         SECTION 11.  INFORMATION RIGHTS.

         (a) The Subscriber shall furnish to the Company such information regarding such Subscriber as the Company may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification or compliance.

         (b) The Company shall furnish to the Subscriber:

                  (i) as soon as practicable after the end of each fiscal year of the Company during which this Warrant may be exercised, and in any event within ninety (90) days thereafter, a balance sheet of the Company, as at the end of such fiscal year, and a statement of income and a statement of cash flows of the Company, for such year, all prepared in accordance with generally accepted accounting principles consistently applied and setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail, together with management's discussion and analysis of such statements; and

                  (ii) at the same time and in the same manner as it is provided to the stockholders of the Company, a copy of any notice, consent or other communication distributed by the Company to its stockholders as stockholders.

         (c) To the extent not otherwise provided herein, in the event of:

                  (i) any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, or

                  (ii) any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company, or any transfer of all or substantially all the assets of the Company to or consolidation or merger of the Company with or into any other person, or

                  (iii) any Change of Control, or Company,

then and in each such event the Company will promptly mail or cause to be mailed to the holder of this Warrant a notice specifying (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, and (ii) the date on which any such reorganization, reclassification, recapitalization, transfer, consolidation, merger, Change of Control, dissolution, liquidation or winding-up is to take place. Such notice shall be mailed at least five (5) days prior to the date specified in such notice on which any such action is to be taken.

         SECTION 12. LAW GOVERNING. This Warrant shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware, without giving effect to the principles of conflicts of law thereof.

         SECTION 13.  MISCELLANEOUS.

         (a) This Warrant and any provision hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party (or any predecessor in interest thereof) against which enforcement of the same is sought. The headings in this Warrant are for purposes of reference only and shall not affect the meaning or construction of any of the provisions hereof.

         (b) Any provision of this Warrant which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         (c) The Company will not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of this Warrant. Without limiting the generality of the foregoing, the Company (i) will not increase the par value of any shares of stock receivable on the exercise of the Warrant above the amount payable therefor on such exercise, and (ii) will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of stock on the exercise of this Warrant from time to time outstanding.

                            [SIGNATURE PA GE FOLLOWS]

         IN WITNESS WHEREOF, TURBOWORX, INC. has caused this Warrant to be executed by its duly authorized officer, and this Warrant to be dated March 11, 2003.

                                             TURBOWORX, INC.

                                             By:
                                                --------------------------------
                                             Name:  Jeffrey Augen
                                             Title: President

ATTEST:

--------------------------------
Name:

                              FORM OF SUBSCRIPTION

                  [To be signed only upon exercise of Warrant[

To:      TURBOWORX, INC.

         The undersigned, the holder of the within Warrant, hereby irrevocably elects to exercise the purchase right represented by such Warrant for, and to purchase thereunder, _____________ shares of Common Stock of TURBOWORX, INC. and herewith makes payment of $________________ therefor, and requests that the certificates for such shares be issued in the name of, and delivered to, ______________ , whose address is

Dated:
      -----------------------

By:
   --------------------------
     (Signature)

-----------------------------

-----------------------------
     (Address)

                               FORM OF ASSIGNMENT

                  [To be signed only upon exercise of Warrant[

         For value received, the undersigned hereby sells, assigns and transfers unto _______________________ the right represented by the within Warrant to purchase _______ shares of Common Stock of TURBOWORX, INC. to which the within Warrant relates, and appoints ___________________, Attorney, to transfer such right on the books of TURBOWORX, INC. with full power of substitution in the premises.

Dated:
      -----------------------

By:
   --------------------------
     (Signature)

-----------------------------

-----------------------------
     (Address)

Signed in the Presence of:

-----------------------------